SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                             AMENDED CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 23, 2000


                                   SATX, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       NEVADA                        000-29755                   87-0293479
------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)


        4710 EISENHOWER BOULEVARD, SUITE B - 2
                    TAMPA, FLORIDA                                    33634
        ----------------------------------------                   ----------
        (Address of Principal Executive Offices)                   (Zip Code)



                                 (813) 290-0911
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective May 23, 2000, registrant completed an acquisition (the "Acquisition") of 3,982,600 shares (the "ORA Shares") or approximately fifty-six percent (56%) of the common stock of ORA Electronics, Inc., a Delaware corporation ("ORA"), from Ruth Cooper as an individual and trustee of the Cooper Living Trust (the "Trust"). ORA is an electronic company engaged in the business of developing and marketing a wide range of cellular accessories and related communication products. Prior to the Acquisition, the Trust was the holder of 4,982,600 of the issued and outstanding shares of common stock of ORA. Registrant purchased 3,982,600 of the ORA Shares from the Trust, and the remaining 1,000,000 shares were retained by the Trust.

         As consideration for the sale of the 3,982,600 ORA Shares, registrant provided the Trust, on or before closing date of the Acquisition, with the following: (i) One Hundred Fifty Thousand Dollars ($150,000) cash, from available funds; (ii) Four Hundred Thousand (400,000) shares of registrant's common stock; and (iii) a promissory note in the amount of $23,185.83 (the "Purchase Note"). As additional consideration, registrant shall assume and shall pay: (i) within forty-five (45) calendar days following the closing of the acquisition, all indebtedness now or hereafter accrued, including interest and penalties, currently aggregating approximately Three Hundred Thousand Dollars ($300,000), payable to ORA pursuant to a promissory noted dated March 31, 1996, as amended, restated and extended to March 31, 2000; and (ii) when due, all liabilities and obligations arising out of or under a continuing guaranty dated February 1, 1989, given by Ruth Cooper and Gershon Cooper to a third party to guaranty the repayment of a secured loan to ORA (the "Mortgage Guaranty"). Registrant's obligation to pay the Purchase Note and to perform its obligations under the ORA Agreement and related agreements is secured by a pledge of the ORA Shares acquired in the Acquisition.

         Effective on the closing date of the of the Acquisition, Ms. Cooper resigned and withdrew from each office she held with ORA and from ORA's Board of Directors and Merritt Jesson, Khoren Shaginian and Robert Ellis, directors and officers of registrant, were appointed to the Board of Directors of ORA.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements of business acquired. Incorporated by reference to the 10-K filed by ORA Electronics, Inc. on July 14, 2000.

(b)      Pro Forma Financial Information.

         The Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 1999, and the three months ended March 31, 2000, and Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000, are based on the historical statements of SATX, Inc. and ORA Electronics, Inc. under the purchase method of accounting and the assumptions and adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements. The Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations are presented as if the Combination had taken place on January 1, 1999.

         EXHIBITS.

(b)      Pro Forma Financial Information.    (CONT'D)

         The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2000, combines the historical three months ended March 31, 2000, for both SATX, Inc. and ORA Electronics, Inc. The unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1999, combines the historical year ended December 31, 1999, and the historical year ended March 31, 2000, for ORA Electronics, Inc. The Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet is presented to give effect to the acquisition as if it occurred on March 31, 2000, and combines the Balance Sheet for SATX, Inc. as of March 31, 2000, with the Balance Sheet of ORA Electronics, Inc. as of March 31, 2000.

         The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements should be read in conjunction with the historical statements for SATX, Inc. and ORA Electronics, Inc. The pro forma information does not purport to be indicative of the results that would have been reported if the above transaction had been in effect for the period presented or which may result in the future.

               UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                                  SATX AND ORA
                          YEAR ENDED DECEMBER 31, 1999


                                                                          SATX
                                                           Pro            and
                                                           Forma          ORA
                              SATX             ORA         Adjustment     Combined
                           ------------    ------------    ------------   ------------
Net revenue                $     22,208    $  3,456,167    $          0   $  3,478,375
Cost of Revenue                  15,944       4,498,301               0      4,514,245
                           ------------    ------------    ------------   ------------

   Gross Profit (Loss)            6,264      (1,042,134)              0     (1,035,870)

Selling, general
 and administrative           1,212,830       4,861,349               0      6,074,179
                           ------------    ------------    ------------   ------------

   Operating (loss)          (1,206,566)     (5,903,483)              0     (7,110,049)

Other income (expenses)
   Interest income                    0         169,280               0        169,280
   Interest expense             (87,556)       (617,537)              0       (705,093)
                           ------------    ------------    ------------   ------------

   Net (loss)                (1,294,122)     (6,351,740)              0     (7,645,862)

Minority interests in
 (loss)                               0      (2,794,766)              0     (2,794,766)
                           ------------    ------------    ------------   ------------

   Net (loss)              $ (1,294,122)   $ (3,556,974)   $          0   $ (4,851,096)
                           ============    ============    ============   ============

Basic and diluted (loss)
  per share                         .03               0               0           (.11)

Weighted Average Number
 of shares outstanding       45,355,643               0               0     45,755,643

               UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                                  SATX AND ORA
                        THREE MONTHS ENDED MARCH 31, 2000

                                                                               SATX
                                                                Pro            and
                                                                Forma          ORA
                                   SATX            ORA          Adjustment     Combined
                               ------------    ------------    ------------   ------------
Net revenue                    $          0    $    861,437    $          0   $    861,437
Cost of revenue                           0         722,466               0        722,466
                               ------------    ------------    ------------   ------------

   Gross Profit                           0         138,971               0        138,971

Selling, general
 and administrative                 616,579       1,156,716               0      1,773,295
                               ------------    ------------    ------------   ------------

   Operating (loss)                (616,579)     (1,017,745)              0     (1,634,324)

Other income (expenses)
   Interest and other income              0          62,590               0         62,590
   Interest expense                 (20,575)       (140,304)              0       (160,879)
                               ------------    ------------    ------------   ------------

   Net (loss)                      (637,154)     (1,095,459)              0     (1,732,613)

  Minority interests in
    (loss)                                0        (482,002)              0       (482,002)
                               ------------    ------------    ------------   ------------

   Net (loss)                  $   (637,154)   $   (613,457)   $          0   $ (1,250,611)
                               ============    ============    ============   ============

Basic and diluted (loss)
  per share                    $       (.03)              0               0   $       (.02)

Average number of shares
 outstanding                     52,758,428               0               0     53,158,428

               UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                                  BALANCE SHEET
                                  SATX AND ORA
                                 MARCH 31, 2000

                                                                             SATX
                                                           Pro                and
                                                           Forma              ORA
                                  SATX          ORA        Adjustment         Combined
                               -----------   -----------   -----------       -----------
 ASSETS
Current Assets
   Cash & cash equivalents     $    98,826   $   398,493   $  (150,000)(A)   $   347,319
   Accounts receivable, net         19,420       214,939             0           234,359
   Inventories                     406,393       195,286             0           601,679
   Notes receivable                256,491             0             0           256,491
   Employee receivables             40,300             0             0            40,300
   Prepaid expenses                  3,961        12,552             0            16,513
                               -----------   -----------   -----------       -----------

   Total Current Assets            825,391       821,270      (150,000)        1,496,661

Property and Equipment, net
 of Depreciation                    43,055     5,814,784             0         5,857,839

Other Assets
   Investments                     165,000             0             0           165,000
   Loan receivable, officer              0       298,097             0           298,097
   Other loan receivable                 0       286,582             0           286,582
   Cost In Excess of Net
     Assets Acquired (Goodwill)          0             0     2,903,503(A)      2,903,503
                               -----------   -----------   -----------       -----------

   Total Assets                $ 1,033,446   $ 7,220,733   $ 2,753,503       $11,007,682
                               ===========   ===========   ===========       ===========

               UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                                  BALANCE SHEET
                                  SATX AND ORA
                                 MARCH 31, 2000

                                                                                SATX
                                                               Pro              and
                                                               Forma            ORA
                                   SATX            ORA         Adjustment       Combined
                               ------------    ------------    ------------    ------------
LIABILITIES &
STOCKHOLDERS EQUITY
Current Liabilities
   Current maturities of
   Long term debt              $    513,318    $     84,870    $          0    $    598,188
   Trade payables                   592,294       3,131,464               0       3,723,758
   Accrued interest                       0          19,173               0          19,173
   Other accounts payable
     And accrued expenses                 0       2,087,658               0       2,087,658
                               ------------    ------------    ------------    ------------

   Total Current Liabilities      1,105,612       5,323,165               0       6,428,777

Long-term debt                      560,000       5,701,706         323,186)(A)   6,584,892
                               ------------    ------------    ------------    ------------

Total Liabilities                 1,665,612      11,024,871         323,186      13,013,669

Stockholders (Deficit)             (632,166)     (3,804,138)      1,673,821 (A)    (332,166)

                                                                  2,130,317 (A)
                                                                    300,000 (A)
Minority Interest
 In Subsidiary                            0               0      (1,673,821)(A)  (1,673,821)
                               ------------    ------------    ------------    ------------

   Total Liabilities and
     Stockholders' Equity      $  1,033,446    $  7,220,733    $  2,753,503    $ 11,007,682
                               ============    ============    ============    ============

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(A) On May 23, 2000, SATX, Inc. completed an acquisition of 3,982,600 shares of ORA Electronics, Inc. representing approximately fifty-six percent (56%) of the common stock of ORA. The purchase price was One Hundred Fifty Thousand Dollars ($150,000) cash, Four Hundred Thousand (400,000) shares of SATX's common stock and assumption of certain notes payable in the amount of Three Hundred Twenty-three Thousand One Hundred Eighty-six Dollars ($323,186).

         The transaction will be accounted for using the purchase method of accounting. The total estimated purchase cost of ORA is as follows:

                  Value of Securities Issued                  $     300,000
                  Cash                                              150,000
                  Liabilities Assumed                               323,186
                                                              -------------
                                                              $     773,186
                                                              =============

         The preliminary purchase price allocation as of March 31, 2000, is as follows:

                  Purchase Price Allocation:

                  Tangible Net Assets (liabilities)           $  (2,130,317)
                  Cost in Excess of Net Assets
                     Acquired (Goodwill)                          2,903,503
                                                              -------------
                                                              $     773,186
                                                              =============

         EXHIBITS.

(c)      Exhibits.

         Exhibit No.       Description of Exhibit
         -----------       ----------------------

              2.1 Stock Purchase Agreement dated May 23, 2000, by and between SATX, Inc., a Nevada corporation ("SATX"), and Ruth Cooper as an individual and Trustee of the Cooper Living Trust.**

              4.1 See provisions of the Articles of Incorporation and Bylaws of the Company defining right of holders of the Company's Common Stock.*

             27.1          Financial Data Schedule.**

         -------------
              * Incorporated by reference to the Company's Registration Statement on Form 10-SB/A (Registration Statement No. 000-29755), filed with the Commission on March 30, 2000.

             ** Incorporated by reference to the Company's Registration Statement on Form 8-K (Registration Statement No. 000-29755), filed with the Commission May 30, 2000.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Date:    August 7, 2000


                                        SATX, INC.




                                        /s/ ROBERT W. ELLIS
                                        ----------------------------------------
                                        Robert W. Ellis, Chief Financial Officer